UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2007 (August 22, 2007)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

Stock Purchase Agreement

On August 22, 2007, Xfone, Inc. (“Xfone” or the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with NTS Communications, Inc. (“NTS”), a provider of integrated voice, data and video solutions headquartered in Lubbock, Texas, and the owners of 85.5829% of the equity interests in NTS, to acquire NTS.  The aggregate purchase price is $42,000,000 (excluding acquisition related costs), plus (or less) (i) the difference between NTS’ estimated working capital and the working capital target for NTS as set forth in the Agreement, and (ii) the difference between amounts allocated by NTS for its fiber optic network build-out project anticipated in Texas and any indebtedness incurred by NTS in connection with this project, each of which is subject to Xfone’s advance written approval.  The aggregate purchase price will be allocated to the NTS shareholders in accordance with each shareholder’s allocable share.

The Agreement also provides that the Company may offer to the sellers within 20 business days after the date of the Agreement the opportunity to reinvest all or part of their allocable sale price in shares of the Company’s common stock, $0.001 par value per each (the “Xfone Common Stock”), provided that the maximum number of shares of Xfone Common Stock to be reinvested by all sellers in the aggregate does not exceed 30% of the total purchase price.  The number of shares of Xfone Common Stock to be delivered to each seller under this provision will be determined by dividing the portion of the seller’s allocable sale price that the seller elects to receive in shares of Xfone Common Stock by 95% (or such lesser percentage as the Company provides when offering the reinvestment opportunity to the sellers) of the average closing price of the Company’s common stock on the American Stock Exchange for the ten consecutive trading days preceding the trading day immediately prior to the closing date.

As a condition to Xfone’s obligations to consummate the acquisition, NTS shareholders holding at least 95% of the equity interest in NTS entitled to vote for election of directors to NTS’ board of directors must participate and be parties to the Agreement by the closing date.  The Agreement provides that the closing must occur not later than January 15, 2008 (the “Expiration Date”), unless the Expiration Date is extended or changed by the parties in accordance with the terms of, and under the circumstances described in, the Agreement.

The Agreement also provides for payment of certain liquidated damages, in the event that the Agreement is terminated under specific circumstances.

Xfone expects to finance the acquisition of NTS primarily with debt financing, and is currently in discussions with potential lenders to close a financing in conjunction with the consummation of the acquisition.

Completion of the acquisition is subject to certain conditions, including receipt of regulatory approvals where relevant.

New York City based Oberon Securities, LLC, a registered broker-dealer, acted as financial advisor to the Company in conjunction with the transaction.

A copy of the Agreement is attached hereto as Exhibit 10.106 and is incorporated herein by reference.

Related Agreements

In connection with the consummation of the acquisition, it is anticipated that the parties will enter into additional related agreements, including a Release, an Escrow Agreement, an Amendment to Lease Agreement and a Noncompetition, Nondisclosure and Nonsolicitation Agreement, forms of which are included within Exhibit 10.106 attached hereto.

In addition, in connection with the transaction, the Company had entered into a Letter of Joint Venture dated June 15, 2007 with NTS Holdings, Inc. (“NTS Holdings”), an entity owned by Barbara Andrews (a/k/a Barbara Baldwin), who currently serves as NTS’ President and CEO, Jerry Hoover, who currently serves as NTS’ Executive Vice President – Chief Financial Officer, and Brad Worthington, who currently serves as NTS’ Executive Vice President – Chief Operating Officer.  The Letter of Joint Venture is attached hereto as Exhibit 10.107 and is incorporated herein by reference.  Pursuant to its terms, upon consummation of the acquisition, the Letter of Joint Venture will terminate, and it is anticipated that the Company will enter into a Free Cash Flow Participation Agreement with NTS Holdings, and that NTS will enter into Employment Agreements with each of Ms. Baldwin, Mr. Hoover and Mr. Worthington.

Forms of the Free Cash Flow Participation Agreement and the Employment Agreements, which have been agreed upon by the parties, are attached hereto as Exhibits 10.107.1, 10.107.2, 10.107.3 and 10.107.4, respectively, and are incorporated herein by reference.

The foregoing summary of the agreements and transactions described above is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
10.106	Stock Purchase Agreement dated August 22, 2007, by and among the Company, NTS Communications, Inc., and the Shareholders of NTS Communications, Inc.
10.107	Letter of Joint Venture dated June 15, 2007, by and among the Company and NTS Holdings, Inc.
10.107.1	Form of Free Cash Flow Participation Agreement to be entered into between the Company and NTS Holdings, Inc. upon consummation of the acquisition.
10.107.2	Form of Employment Agreement to be entered into between NTS Communications, Inc. and Barbara Baldwin upon consummation of the acquisition.
10.107.3	Form of Employment Agreement to be entered into between NTS Communications, Inc. and Jerry Hoover upon consummation of the acquisition.
10.107.4	Form of Employment Agreement to be entered into between NTS Communications, Inc. and Brad Worthington upon consummation of the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2007	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
10.106	Stock Purchase Agreement dated August 22, 2007, by and among the Company, NTS Communications, Inc., and the Shareholders of NTS Communications, Inc.
10.107	Letter of Joint Venture dated June 15, 2007, by and among the Company and NTS Holdings, Inc.
10.107.1	Form of Free Cash Flow Participation Agreement to be entered into between the Company and NTS Holdings, Inc. upon consummation of the acquisition.
10.107.2	Form of Employment Agreement to be entered into between NTS Communications, Inc. and Barbara Baldwin upon consummation of the acquisition.
10.107.3	Form of Employment Agreement to be entered into between NTS Communications, Inc. and Jerry Hoover upon consummation of the acquisition.
10.107.4	Form of Employment Agreement to be entered into between NTS Communications, Inc. and Brad Worthington upon consummation of the acquisition.